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                                                                   Exhibit 10.63

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

          THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 14, 1998, is entered into by and between SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), and each of EDUCATIONAL INDUSTRIAL SALES INCORPORATED, a California corporation ("EISI"), ALFORD MEDIA SALES, INC., a Texas corporation ("Alford"), B. HIGGINBOTHAM ENTERPRISES, INC., a Texas corporation ("Higginbotham"), and EIS MERGER SUBSIDIARY, INC., a Delaware corporation ("Subsidiary"), with reference to the following facts:

                                    RECITALS
                                    --------

          A. EISI, Alford, Higginbotham and Electronic Integrated Solutions, a California corporation (the "Parent," and collectively with EISI, Alford, and Higginbotham, the "Borrowers") and Lender are parties to that certain Loan and Security Agreement, dated as of September 3, 1998 (the "Loan Agreement"), pursuant to which Lender was provided the Borrowers with certain credit facilities on a joint and several liability basis.

          B. The Borrowers have informed Lender of their intention to cause the Parent to reincorporate in Delaware by means of (i) the establishment and chartering of Subsidiary as a wholly-owned subsidiary of Parent in Delaware and
(ii) the merger of the Parent with and into Subsidiary, with Subsidiary being the resulting entity of such merger (the "Parent Reincorporation").

          C. Concurrently with the completion of the Parent Reincorporation, the name of Subsidiary will be changed to Intellisys Group, Inc.

          D.  Pursuant to Section 10.2(a) of the Loan Agreement, the Parent
                          ---------------
Reincorporation is a transaction that requires Lender's prior written consent.

          E. Lender is willing to issue its prior written consent hereby to the Parent Reincorporation on the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereby agree as follows:

     1.   Defined Terms.  All initially capitalized terms used in this Amendment
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without definition shall have the respective meanings assigned thereto in the
Loan Agreement.

     2.   Consent to the Parent Reincorporation.  Pursuant to Section 10.2(a) of
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the Loan Agreement, Lender hereby consents to the Parent Reincorporation.
Lender shall issue such additional consents in writing as the Borrowers may request to indicate Lender's prior written consent to the Parent
Reincorporation.

     3.   Addition of Subsidiary as a Borrower.  By its signature below,
          ------------------------------------
Subsidiary hereby acknowledges and agrees that it hereby will become a "Borrower" for all purposes under the
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Loan Agreement and all other related loan documents executed by the Borrowers.
Without limiting the foregoing, Subsidiary hereby acknowledges and agrees that it shall become jointly and severally liable with the other Borrowers for all of the Obligations. By their respective signatures below, EISI, Alford and Higginbotham acknowledge and consent to the Parent Reincorporation and to Subsidiary's joinder hereby as a jointly and severally liable "Borrower" for all purposes under the Loan Agreement and all other related loan documents. The Borrowers hereby acknowledge and agree that all references to the term "Borrower" and "Borrowers" appearing in the Loan Agreement or in any of the other related loan documents are hereby deemed to be amended to include Subsidiary.

     4.  Further Assurances.  Subsidiary and each of the other Borrowers hereby
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agree to execute and deliver to Lender any and all financing statements and other agreements, documents or instruments which Lender may reasonably request in order to give effect to the Parent Reincorporation and Subsidiary's joinder hereunder as a Borrower.

     5.  Conditions Precedent.  The effectiveness of this Amendment shall be
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subject to the prior satisfaction of each of the following conditions:

         a.    Execution and Delivery of this Amendment.  Lender shall have
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               received this Amendment, duly executed by each of the Borrowers, including Subsidiary;

         b.    Constituent Documents of Subsidiary.  Lender shall have received
               -----------------------------------
               a true and correct copy of the Certificate of Incorporation and the Bylaws of Subsidiary;

         c.    Opinion Letter.  Lender shall have received an opinion letter of
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               counsel to the Borrowers in form and substance acceptable to
               Lender, confirming that the Parent Reincorporation has been consummated and addressing such other matters as Lender may request;

         d.    Acknowledgment of Guarantor.  The Guarantor shall have confirmed
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               the continuing validity and effectiveness of his guaranty of the
               Obligations by executing the Acknowledgment of Guarantor attached to this Amendment; and

         e.    Amendment Fee.  In consideration of Lender's agreement to enter
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               into this Amendment and to permit the Parent Reincorporation, the
               Borrowers shall pay to Lender an amendment fee (the "Amendment Fee") in the amount of $1,500. The Borrowers acknowledge and agree that Lender may charge the full amount of the Amendment Fee to the Borrowers' revolving loans account.

     6.  No Other Amendments.  Except as expressly amended hereby, the Loan
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Agreement shall remain unaltered and in full force and effect.

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          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first set forth above.

                              SANWA BUSINESS CREDIT CORPORATION,

                              a Delaware corporation

                              By /s/ Raffi Shirinyan
                                -----------------------------------------

                              Title  Vice President
                                   --------------------------------------

                              EDUCATIONAL INDUSTRIAL SALES INCORPORATED, a California corporation

                              By /s/ Donald J. Esters
                                -----------------------------------------

                              Title  Chairman and President
                                    -------------------------------------

                              ALFORD MEDIA SALES, INC.,

                              a Texas corporation

                              By /s/ Donald J. Esters
                                -----------------------------------------

                              Title  President
                                    -------------------------------------

                              B. HIGGINBOTHAM ENTERPRISES, INC., a Texas corporation

                              By /s/ Donald J. Esters
                                -----------------------------------------

                              Title  President
                                    -------------------------------------

                              EIS MERGER SUBSIDIARY, INC., a Delaware
                              corporation

                              By /s/ Donald J. Esters
                                -----------------------------------------

                              Title  President
                                    -------------------------------------

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